UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

January 29, 2008
Date of report (Date of earliest event reported)

C2 GLOBAL TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in its Charter)

FLORIDA
(State or Other Jurisdiction of
Incorporation or Organization)

0-17973	59-2291344
(Commission File No.)	(I.R.S. Employer Identification No.)

40 King Street West, Suite 3200, Toronto, Ontario, Canada, M5H 3Y2
(Address of Principal Executive Offices and Zip Code)

(416) 866 3000
(Registrants Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant’s Certifying Accountant

Pre-Merger Independent Registered Public Accounting Firm

On December 12, 2007, C2 Global Technologies Inc. (“C2” or the “Company”) was informed by its independent registered accounting firm, Mintz & Partners LLP (“Mintz”), that Mintz and Deloitte & Touche LLP’s Greater Toronto Private Company Services (“Deloitte”) had reached an agreement to merge the two firms in January 2008. The merger was completed on January 29, 2008. Effective that date, both firms were operating under the name Deloitte & Touche LLP (“Deloitte & Touche”) and Mintz ceased providing services as a separate entity.

The Company had previously signed an engagement letter from Mintz, dated November 26, 2007, to provide audit services for the fiscal year ended December 31, 2007 and the three fiscal quarters ending September 30, 2008. The Company’s Audit Committee has approved the engagement of the successor firm, Deloitte & Touche, as the Company’s registered accounting firm for the above periods.

The Company originally engaged Mintz on November 17, 2006 as its registered independent accountants for the fiscal year ended December 31, 2006. Mintz’s reports on the Company’s financial statements for the fiscal year ended December 31, 2006 and the subsequent interim periods did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2006 and the subsequent interim periods, the Company had no disagreements with Mintz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Mintz, would have caused Mintz to make reference to the matter in its report.

The Company has provided Mintz with a copy of this Current Report on Form 8-K and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not they agree with the above statements. A copy of such letter is filed as Exhibit 16.1 hereto.

Post-merger Successor Independent Registered Public Accounting Firm

During each of the Company’s two most recent fiscal years and through the date of this report, (a) the Company has not engaged Deloitte as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) the Company or someone on its behalf did not consult Deloitte with respect to (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any other matter that was either the subject of a disagreement or a reportable event as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Exhibit Title

16.1	Letter from Mintz & Partners LLP, dated February 4, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C2 Global Technologies Inc.

Date: February 4, 2008	By:	/s/ Stephen A. Weintraub
		Name:	Stephen A. Weintraub
		Title:	Chief Financial Officer and Corporate Secretary